UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) January 22, 2016

Juniper Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34501	770422528
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1133 Innovation Way, Sunnyvale, California	94089
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 745-2000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 27, 2016, Juniper Networks, Inc. (“we”, “us”, “our” or “the Company”) issued a press release in which we announced preliminary financial results for the quarter and fiscal year ended December 31, 2015. The Company also posted on the Investor Relations section of its website (www.juniper.net) prepared remarks with respect to the quarter and fiscal year ended December 31, 2015. Copies of the press release and prepared remarks by the Company are furnished as Exhibits 99.1 and 99.2, respectively, to this report. Information on our website is not, and will not be deemed, a part of this report or incorporated into any other filings the Company makes with the Securities and Exchange Commission.

The information furnished pursuant to this Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 22, 2016, Robyn Denholm, Executive Vice President, Chief Financial and Operations Officer of the Company, notified the Company of her intention to resign as Chief Financial and Operations Officer following the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and is expected to remain at the Company over the next several months to help facilitate a smooth transition. Based on the Company’s succession planning, the Company announced its plans to appoint Ken Miller, the Company’s Senior Vice President, Finance, to succeed Ms. Denholm as Chief Financial Officer. The press release referenced in Item 2.02 above announces the planned resignation and appointment of the Company’s Chief Financial Officer.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements regarding the resignation of an officer and the expected appointment of an officer are forward-looking statements that involve a number of uncertainties and risks. Actual results may differ materially from these statements and from actual future events or results due to a variety of factors, which are described in reports and documents the Company files from time to time with the Securities and Exchange Commission, including the factors described under the sections titled “Risk Factors” in the Company’s most recently submitted Annual and Quarterly Reports on Forms 10-K and 10-Q, respectively. Undue reliance should not be placed on the forward-looking statements in this Current Report, which are based on information available to us on the date hereof. Except to the extent required by applicable law, the Company disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by Juniper Networks, Inc. on January 27, 2016

99.2	Prepared remarks by Juniper Networks, Inc. dated as of January 27, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Juniper Networks, Inc.

January 27, 2016	By:	/s/ Brian M. Martin
Name: Brian M. Martin
Title: Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

99.1	Press release issued by Juniper Networks, Inc. on January 27, 2016

99.2	Prepared remarks by Juniper Networks, Inc. dated as of January 27, 2016